ASSET  PURCHASE  AGREEMENT
                               --------------------------


     Asset Purchase Agreement, dated as of December__, 2001 (the "Agreement"), between ICOA, Inc., a Nevada corporation having an address at 111 Airport Road, Warwick, Rhode Island 02889 (the "Purchaser"), and Go Online Networks Corporation, a Delaware corporation having an address at 5681 Beach Boulevard, Buena Park, California 90621 (the "Seller").

                                        RECITALS:
                                        ---------

     The Purchaser desires to acquire from the Seller, and the Seller desires to sell and transfer to the Purchaser, the assets described in Exhibit A annexed
                                                               ---------
hereto  (the  "Purchased  Assets").

     To accomplish such purposes and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                      ARTICLE  I
                                      ----------

                             SALE  AND  PURCHASE  OF  ASSETS
                             -------------------------------


     1.1.     Sale  and  Purchase  of Assets.  Upon the terms and subject to the
              ------------------------------
conditions of this Agreement, the Seller hereby sells, assigns, conveys, transfers and delivers on the date hereof to the Purchaser, all of Seller's right, title and interest in and to the Purchased Assets, in consideration of the payment by the Purchaser of the Purchase Price.

     1.2.     Purchase  Price.  The  full  and  complete  purchase  price  (the
              ---------------
"Purchase Price") for the Purchased Assets shall consist of a five-year warrant, in the form of Exhibit B annexed hereto (the "Warrant"), exercisable in whole or
               ---------
in part at any time after December __, 2002 (the "Exercise Date"), to acquire such number of shares (the "Warrant Shares") of common stock, par value $.0001 per share, of the Purchaser ("Common Stock"), at an aggregate purchase price of One Dollar ($1.00), that represent, in the aggregate, a total value of One Hundred Thousand Dollars ($100,000), determined as of the Exercise Date, as follows: The number of Warrant Shares shall be equal One Hundred Thousand Dollars ($100,000) divided by seventy five percent (75%) of the average bid price per share of Common Stock for the three (3) trading days immediately preceding the Exercise Date. The number of Warrant Shares issuable upon Warrant exercise shall be subject to adjustment to reflect stock splits, combinations, reclassifications and other capital changes. The Seller acknowledges that such number of Warrant Shares as may be issued upon Warrant exercise have not yet been authorized for issuance by the Purchaser, but that the Purchaser will take appropriate actions to authorize such issuance prior to the Exercise Date.

     1.3.     Expenses.  The  Seller  and  the  Purchaser  shall  pay  their own
              --------
expenses (including, without limitation, attorneys' and accountants' fees and disbursements) incident to this Agreement and the transactions contemplated hereby.

     1.4.     Restrictive  Legend.  Neither  the  Warrant nor the Warrant Shares
              -------------------
have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. The Seller acknowledges and agrees that, until such time as the Warrant and Warrant Shares shall have been registered under the Securities Act or the Seller demonstrates to the reasonable satisfaction of the Purchaser and its counsel that such registration shall no longer be required, such securities may be subject to a stop-transfer order placed against the transfer of such securities, and any certificates representing the Warrant and the Warrant Shares shall bear a restrictive legend in substantially the following form:

THESE  SECURITIES (INCLUDING ANY UNDERLYING SECURITIES) HAVE NOT BEEN REGISTERED

UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION SHALL NO LONGER BE REQUIRED.
     1.5     Certain  Transactions  to  be  Effected  at Closing.  The following
             ---------------------------------------------------
steps  are  being  taken  concurrently  on  the  date  hereof.

          1.5.1. The Seller is delivering or causing to be delivered, to the Purchaser the following:


               (a) All bills of sale, assignments and instruments of transfer as shall be necessary or desirable by the Purchaser in order to assign and transfer, or to evidence the assignment and transfer of, the Purchased Assets to the Purchaser; and

               (b) Such other documents as shall reasonably be requested by the Purchaser in order effectively to carry out the transactions contemplated by this Agreement, duly executed by the Seller where appropriate.

          1.5.2. The Purchaser is delivering, or causing to be delivered, to the Seller the following:


               (a)     The  Warrant;  and

     (b) Such other documents as shall reasonably be requested by the Seller in order effectively to carry out the transactions contemplated by this Agreement, duly executed by the Purchaser where appropriate.

                                ARTICLE  II
                                -----------

                REPRESENTATIONS  AND  WARRANTIES  OF  THE  SELLER
                -------------------------------------------------

     The  Seller  represents  and  warrants  to  the  Purchaser  as  follows:

     2.1.     Due  Organization and Authority.  The Seller is a corporation duly
              -------------------------------
organized, validly existing and in good standing under the laws of the State of its incorporation, and has full power and authority to own, lease and operate its properties and assets, to carry on its business as now conducted and as presently proposed to be conducted, and to execute, deliver and perform its obligations under this Agreement (including, without limitation, to transfer the Purchased Assets hereunder).

         2.2.     Agreement Authorized; Binding and Enforceable.  The execution,
                  ---------------------------------------------
delivery and performance by the Seller of this Agreement have been duly authorized by all required action on the part of the Seller. This Agreement is the valid, legal and binding obligation of the Seller, enforceable against it in accordance with its terms.

        2.3.     Title  to Purchased Assets. The Seller has good and marketable
                   --------------------------
title to the Purchased Assets, free and clear of any and all Liens (hereinafter defined) and the sale, transfer, assignment and delivery of the Purchased Assets under this Agreement shall transfer to the Purchaser good and marketable title to the Purchased Assets, free and clear of all liens, mortgages, pledges, conditional sale agreements, security interests, restrictions, claims, options, encumbrances or rights of third parties of every kind and nature (collectively, "Liens").

         2.4  AS  IS/WHERE  IS.  Except as otherwise set forth herein, the
          -----------------
Purchased Assets  are  being  sold  "as  is"  and  "where  is".

         2.5  Securities Law Matters. In connection with its acquisition of the
               ----------------------
Warrant and the Warrant Shares (collectively, the "Securities"), the Seller represents to the Purchaser that:

(a) The Seller is (i) experienced in making investments of the kind described in this Agreement, (ii) able, by reason of the business and financial experience of its management, to protect its own interests in connection with the transactions described in this Agreement, (iii) able to afford the entire loss of its investment in the Securities and (iv) an Accredited Investor, as defined in Rule 501 of the Securities Act.


(b) The Seller understands that the Securities are being offered and sold to it in reliance upon exemptions from the registration requirements of the
United States federal securities laws, and that the Purchaser is relying upon the truth and accuracy of the Seller's representations and warranties, as set forth herein, in order to determine the availability of such exemptions and the eligibility of the Seller to acquire the Securities.

(c) The Seller: (i) has been provided with sufficient information with respect to the business of the Purchaser and such documents relating to the Purchaser as the Seller has requested and Seller has carefully reviewed the same, including, without limitation, the Purchaser's public filings with the Securities and Exchange Commission, (ii) has been provided with such additional information with respect to the Purchaser and its business and financial condition as the Seller, or the Seller's agent or attorney, has requested, and
(iii) has had access to management of the Purchaser and the opportunity to discuss the information provided by management of the Purchaser and any questions that the Seller has had with respect thereto have been answered to the full  satisfaction  of  the  Seller.

(d) The Seller acknowledges that (i) neither the Warrant nor the Warrant Shares may be transferred unless they are (1) subsequently registered thereunder or otherwise registered pursuant to the Securities Act, or (2) transferred pursuant to an exemption from such registration. The provisions of this Section shall be binding upon any subsequent transferee of the Securities.


                                 ARTICLE  III
                                 ------------

             REPRESENTATIONS  AND  WARRANTIES  OF  THE  PURCHASER
             ----------------------------------------------------

     The  Purchaser  hereby  represents  and  warrants to the Seller as follows:

     3.1.     Due  Organization  and  Authority.  The Purchaser is a corporation
              ---------------------------------
duly organized, validly existing and in good standing under the laws of the State of Nevada, and has full corporate power and authority to enter into this Agreement consummate the transactions contemplated hereby and thereby and perform its obligations hereunder and thereunder.

     3.2.     Agreement  Authorized;  Binding  and  Enforceable.  The execution,
              -------------------------------------------------
delivery and performance of this Agreement have been duly authorized by all required corporate action on the part of the Purchaser. This Agreement is the valid, legal and binding obligation of the Purchaser enforceable against it in accordance with its terms.

                                  ARTICLE  IV
                                  -----------

                               INDEMNIFICATION
                               ---------------

     4.1.     Agreement  to  Indemnify.  The Seller agrees to indemnify and hold
              ------------------------
the Purchaser, its affiliates and its officers, directors, shareholders, members, employees and representatives (the "Indemnified Parties") harmless from and against any and all loss, liability, obligation, damage, cost or expense (including, without limitation, reasonable attorneys' fees and disbursements), directly or indirectly incurred or suffered by or asserted against any of the Indemnified Parties as a result of (a) the breach by the Seller of any representation or warranty made by it hereunder or (b) any liability relating to the Purchased Assets arising prior to the date hereof or relating to any period prior to the date hereof, including, without limitation, any liability or obligation relating to the performance of the location contracts and other agreements and licenses included in the Purchased Assets.

     4.2.     Conditions of Indemnification.  The obligations and liabilities of
              -----------------------------
the Seller under Section 4.1 with respect to any claim, action, suit, proceeding, demand or liability (a "Claim") asserted or instituted by any third party on account of any matter giving rise to a claim of indemnity by any Indemnified Party shall be subject to the following terms and conditions:

          4.2.1. The Indemnified Party will give the Seller reasonably prompt notice of a Claim, and the Seller will assume the defense thereof by representatives chosen by it; provided, however, that the Indemnified Party
                                  --------   -------
shall be entitled to participate in the defense of such Claim and to employ counsel at its own expense to assist in the handling of such Claim.

          4.2.2. If the Seller, within a reasonable time after notice of any such Claim, fails to assume the defense thereof, the Indemnified Party shall (upon further notice to the Seller) have the right to undertake the defense or to undertake a compromise or settlement of such Claim on behalf of and for the account and risk of the Seller, subject to the right of the Seller to assume the defense of such Claim at any time prior to the settlement, compromise or final determination thereof.

     4.2.3 Anything in this Section 4.2 to the contrary notwithstanding, (a) if there is a reasonable probability that a Claim may materially and adversely affect the Indemnified Party other than as a result of money damages or other money payments, the Indemnified Party shall have the right to defend, at its own cost and expense, and to compromise or settle such Claim and (b) the Seller shall not, without the written consent of the Purchaser, settle or compromise any Claim or consent to the entry of any judgment which imposes any future obligation on the Indemnified Party or which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Purchaser, a release from all liability in respect of such Claim.

     4.2.4 Any notice or demand for indemnification shall be accompanied by all relevant documentation, including any legal process that has been served upon the party claiming indemnification. The Indemnified Party shall furnish all cooperation, including access to site, witnesses and records, which the Seller may reasonably request in order to carry out said indemnification.

     4.3.     Remedies  Cumulative.  The  remedies  provided  in this Article IV
              --------------------
shall be cumulative and shall not preclude assertion by the Purchaser of any other rights or the seeking of any other remedies against the Seller.

                                ARTICLE  V
                                ----------

                               MISCELLANEOUS
                               -------------

     5.1.     Survival.  All  indemnifications,  representations  and warranties
              --------
made by the parties in this Agreement or in any document, exhibit, schedule or certificate furnished pursuant hereto or in connection herewith, shall survive the closing irrespective of any investigation made by or on behalf of such party.

     5.2.     Notices.  All  notices, requests, demands and other communications
              -------
required or permitted to be given hereunder shall be in writing and shall be deemed to have been given (a) when received, if delivered in person, or (b) when sent, if sent by telecopier and confirmed within 48 hours by letter mailed or delivered to the party to be notified at its address set forth herein or (c) three (3) business days following the mailing thereof, if mailed by certified first class mail, postage prepaid, return receipt requested, in any such case as follows:

          If  to  the  Seller,  to:

          Go  Online  Networks  Corporation
          5681  Beach  Boulevard
          Buena  Park,  California  90621
          Attention:  President


          If  to  the  Purchaser,  to:

          ICOA,  Inc.
          111  Airport  Road
          Warwick,  Rhode  Island  02889
          Attention:  President


or at such other address or addresses as any party may have advised the other in the manner provided in this Section.

     5.3.     Complete  Agreement.  This  Agreement,  together with its exhibits
              -------------------
and schedules, sets forth the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, contracts, promises, representations, warranties, statements, arrangements and understandings, if any, among the parties hereto or their representatives. No waiver, modification or amendment of any provision, term or condition hereof shall be valid unless in writing and signed by the party to be charged therewith, and any such waiver, modification or amendment shall be valid only to the extent therein set forth.

     5.4.     Further  Assurances.  Each  of the parties hereto shall, from time
              -------------------
to time after the closing, upon the request of the other party hereto and at the expense of such requesting party, duly execute, acknowledge and deliver or cause to be duly executed, acknowledged and delivered, all such further instruments and documents reasonably requested by the other party to further effectuate the intents and purposes of this Agreement.

     5.5.     Public  Announcements.  The  timing  and  text  of  any  public
              ---------------------
announcements or statements pertaining to the subject matter of this Agreement or the transactions contemplated herein shall be mutually agreed to by the parties hereto except as may be required by law (and in the event any announcement or statement by a party is so required by law to be made, such party shall use its best efforts to consult with the other party prior to making such announcement or statement).

     5.6.     Governing  Law;  Jurisdiction.  The  validity,  performance,
              -----------------------------
construction and effect of this Agreement shall be governed by the substantive laws of the State of New York, without regard to the provisions relating to conflicts of law.

     5.7.     Binding Effect.  This Agreement shall be binding upon and inure to
              --------------
the benefit of the parties hereto and their respective successors and permitted assigns. The obligations of either party hereunder may not be assigned without the other party's prior written consent.

     5.8.     Separability.  Any  provision  of  this  Agreement  which  may  be
              ------------
determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     5.9.  Counterparts.  This  Agreement  may be executed in counterparts, each
           ------------
of which shall be deemed an original and all of which taken together shall constitute a single agreement.

     5.10.  Captions.  The  captions  appearing  in  this Agreement are inserted
            --------
only as a matter of convenience and for reference and shall in no way affect the interpretation or construction of this Agreement or any of the provisions hereof.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                              ICOA,  INC.


                              By:  /S/
                                   Name:
                                   Title:


                              GO  ONLINE  NETWORKS  CORPORATION


                              By:  /S/
                                   Name:
                                   Title:

                                    EXHIBIT A
                                    ---------

                                PURCHASED ASSETS
                                ----------------

                                   [Attached]
                                   ----------